ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                September 1, 2001 - September 30, 2001

SETTLEMENT DATE:                       15-Oct-01


A.    SERIES INFORMATION

      Advanta Leasing Receivables Corp. IV and
      ADVANTA LEASING RECEIVABLES CORP. V
      EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
      SERIES 1998-1

I.    SERIES INFORMATION INCLUDING PLEDGED PROPERTY CONVEYED

      (a.)      Beginning Aggregate Contract Principal Balance  ("ACPB") ......................                     $ 46,018,462.25
                                                                                                                    ---------------
      (b.)      Contract Principal Balance of all Collections allocable to Contracts ..........   $  3,746,502.62
                                                                                                  ---------------
      (c.)      Contract Principal Balance of Charged-Off Contracts ...........................   $    168,561.23
                                                                                                  ---------------
      (d.)      Total decline in Principal Balance ............................................                     $  3,915,063.85
                                                                                                                    ---------------
      (e.)      Ending Aggregate Contract Principal Balance of all Contracts as of
                 this Settlement Date .........................................................                     $ 42,103,398.40
                                                                                                                    ---------------
                BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT ON THE RELATED
                 PAYMENT DATE
      (f.)      Class A Principal Balance as of this Settlement Date ..........................                     $ 32,578,387.76
                                                                                                                    ---------------
                (Class A Note Factor) ...............................  0.0983647
                                                                       ---------
      (g1.)     Class A-1 Principal Balance .(Note Factor) ..........  0.0000000                               --
                                                                       ---------                  ---------------
      (g2.)     Class A-2 Principal Balance . (Note Factor) .........  0.0000000                  $            --
                                                                       ---------                  ---------------
      (g3.)     Class A-3 Principal Balance . (Note Factor) .........  0.0000000                  $          0.00
                                                                       ---------                  ---------------
      (g4.)     Class A-4 Principal Balance . (Note Factor) .........  0.7097688                  $ 32,578,387.76
                                                                       ---------                  ---------------
      (h.)      Class B Principal Balance as of this Settlement Date ..........................                     $            --
                                                                                                                    ---------------
                (Class B Note Factor) ...............................  0.0000000
                                                                       ---------
      (i.)      Class C Principal Balance as of this Settlement Date ..........................                     $            --
                                                                                                                    ---------------
                (Class C Note Factor) ...............................  0.0000000
                                                                       ---------
      (l.)      Class D Principal Balance as of this Settlement Date ..........................                     $  9,525,010.64
                                                                                                                    ---------------
                (Class D Note Factor) ...............................  0.6349878
                                                                       ---------

II.   COMPLIANCE RATIOS

      (a.)      Aggregate Contract Balance Remaining ("CBR") of all Contracts as of
                 the related Calculation Date .................................................                     $ 44,952,991.95
                                                                                                                    ---------------
      (b1.)     % of CBR 31 days or more delinquent as of the related Calculation Date ........                                7.76%
                                                                                                                    ---------------
      (b2.)     Preceding Month %:                                        Aug-01 ..............                                6.77%
                                                                       ---------                                    ---------------
      (b3.)     2nd Preceding Month %:                                    Jul-01 ..............                                6.41%
                                                                       ---------                                    ---------------
      (b4.)     Three month rolling average % of CBR 31 days or more delinquent ...............                                6.98%
                                                                                                                    ---------------

      (c.)      Does the three month rolling average % of CBR which are 31 days or more
                 delinquent exceed 10.5% ? . Y or N. ..........................................                           NO
                                                                                                                    ---------------
                (Amortization Period Only)
      (d)       Cumulative Net Loss Percentage as of the related Collection Period ............                                3.04%
                                                                                                                    ---------------

                Does the Cumulative Net Loss Percentage exceed
      (d1.)     4.0 % from the Beginning Period to and including 12th Collection
                 Period ?  Y or N .............................................................                           N/A
                                                                                                                    ---------------
      (d2.)     5.5 % from 13th Collection Period to and including 24th Collection
                 Period ? Y or N ..............................................................                           N/A
                                                                                                                    ---------------
      (d3.)     7.0 % from 25th Collection Period and thereafter ? Y or N .....................                           NO
                                                                                                                    ---------------
                (If Yes to e1 or e2 or e3, then a Residual Event occurs)

      (e1.)     Residual Realization for the related Collection Period  > 100% (YES/NO) .......                           YES
                                                                                                                    ---------------
      (e2.)     Preceding Month:                         Aug-01  > 100% (YES/NO) ..............                           YES
                                                       --------                                                     ---------------
      (e3.)     2nd Preceding Month:                     Jul-01  > 100% (YES/NO) ..............                           YES
                                                       --------                                                     ---------------
      (e4.)     Three month rolling average Residual Realization Ratio  > 100% (YES/NO) .......                           YES
                                                                                                                    ---------------
                (If less than 100%, then a Residual Event Occurs)


III.  FLOW OF FUNDS

                The amount of available funds on deposit in the Series 1998-1
                 Facility Account .............................................................                     $  5,164,618.18
                                                                                                                    ---------------

            (1) On the Payment Date which is also the Amortization Date and each
                 Payment Date thereafter

      (a.)      To the Servicer, Unrecoverable Servicer Advances ..............................                                  --
                                                                                                                    ---------------
      (b.)      To the Servicer, if ABS is not the Servicer, Servicing Fee and
                 Ancillary Servicing Income, if any ...........................................
                                                                                                                    ---------------
                To Series 1998-1 Noteholders:
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
      (c.)      To Class A, the total Class A Note Interest and Class A Overdue
                 Interest for the related period ..............................................                     $    181,859.03
                                                                                                                    ---------------
                                    Interest on Class A-1 Notes ...............................   $            --
                                                                                                  ---------------
                                    Interest on Class A-2 Notes ...............................   $            --
                                                                                                  ---------------
                                    Interest on Class A-3 Notes ...............................   $            --
                                                                                                  ---------------
                                    Interest on Class A-4 Notes ...............................   $    181,859.03
                                                                                                  ---------------
      (d.)      Interest on Class B Notes for the related period ..............................                     $            --
                                                                                                                    ---------------
      (e.)      Interest on Class C Notes for the related period ..............................                     $            --
                                                                                                                    ---------------

      (f.)      To Series 1998-1 Noteholders:
                To Class A, the total Principal Payment and Class A Overdue Principal,
                 if any .......................................................................                        3,915,063.85
                                                                                                                    ---------------
                                    Principal Payment to Class A-1 Noteholders ................         N/A
                                                                                                  ---------------
                                    Principal Payment to Class A-2 Noteholders ................
                                                                                                  ---------------
                                    Principal Payment to Class A-3 Noteholders ................   $            --
                                                                                                  ---------------
                                    Principal Payment to Class A-4 Noteholders ................   $  3,915,063.85
                                                                                                  ---------------
                To Class B for Principal Payment and Overdue Principal, if any ................                                  --
                                                                                                                    ---------------
                To Class C for Principal Payment and Overdue Principal, if any ................                                  --
                                                                                                                    ---------------

      (g)       Overdue Principal (included in the Principal Payments per above, if any):
                To Class A, total for Overdue Principal .......................................         N/A
                                                                                                  ---------------
                                    Overdue Principal to Class A-1        N/A
                                                                       ---------
                                    Overdue Principal to Class A-2        N/A
                                                                       ---------
                                    Overdue Principal to Class A-3        N/A
                                                                       ---------
                                    Overdue Principal to Class A-4        N/A
                                                                       ---------
                To Class B for Overdue Principal ..............................................         N/A
                                                                                                  ---------------
                To Class C for Overdue Principal ..............................................         N/A
                                                                                                  ---------------

      (h1.)     Until the Reserve Account Funding Date:
                To the Reserve Account, the amount equal to the Servicing Fee otherwise
                 payable to ABS ...............................................................                           N/A
                                                                                                                    ---------------

      (h2.)     After the Reserve Account Funding Date:
                To the Servicer, ABS, the Servicing Fee plus Ancillary Servicing Income,
                 if any .......................................................................                           38,348.72
                                                                                                                    ---------------

      (i.)      To the Reserve Account, the amount needed to increase the amount on deposit in the Reserve Account to the Required Reserve Amount for
                 such Payment Date ............................................................                           N/A
                                                                                                                    ---------------

      (j.)      Upon the occurrence of a Residual Event           the lesser of:
      (j1.)     (A) the Available Funds remaining on deposit in the Facility Account and ......         N/A
                                                                                                  ---------------
      (j2.)     (B) the aggregate amount of Residual Receipts included in Available Funds .....         N/A
                                                                                                  ---------------
      (j3.)     To be deposited to the Residual Account .......................................                           N/A
                                                                                                                    ---------------
      (k.)      To Class D Noteholders for Principal Payment ..................................                                  --
                                                                                                                    ---------------
      (l.)      To Class D Noteholders for Overdue Principal, if any ..........................                           N/A
                                                                                                                    ---------------
            (3) To ABS, the Servicing Fee previously due, but deposited to the
                 Reserve Account ..............................................................                     $            --
                                                                                                                    ---------------
            (4) To the Trustee to Fund the Servicer Conversion Expense Account ................
                                                                                                                    ---------------
            (5) To the Series Obligors, as holders of the Residual Interest, any
                 Available Funds remaining on deposit in the Facility Account .................                     $  1,029,346.58
                                                                                                                    ---------------

IV.   SERVICER ADVANCES

      (a.)      Aggregate amount of Servicer Advances at the beginning of the
                 related Collection Period ....................................................                        1,092,082.71
                                                                                                                    ---------------
      (b.)      Servicer Advances reimbursed during the related Collection Period .............                           44,834.95
                                                                                                                    ---------------
      (c.)      Amount of unreimbursed Servicer Advances to be reimbursed on the
                 Settlement Date ..............................................................                                  --
                                                                                                                    ---------------
      (d.)      Servicer Advances made during the related Collection Period ...................                          172,038.16
                                                                                                                    ---------------
      (e.)      Aggregate amount of Servicer Advances at the end of the Collection
                 Period .......................................................................                     $  1,219,285.92
                                                                                                                    ---------------

V.    RESERVE ACCOUNT

      (a.)      Amount on deposit at the beginning of the related Collection Period ...........                     $  3,600,000.00
                                                                                                                    ---------------
      (b.)      Amounts used to cover shortfalls, if any,  for the related Collection
                 Period .......................................................................                     $            --
                                                                                                                    ---------------
      (c.)      Amounts transferred from the Facility Account, if applicable ..................                     $            --
                                                                                                                    ---------------
      (d.)      Interest earned on Reserve Balance ............................................                     $      8,809.43
                                                                                                                    ---------------
      (e.)      Reserve Account Ending Balance before calculating Required Reserve Amount .....                     $  3,608,809.43
                                                                                                                    ---------------

                                                                                                                    ---------------
      (f.)      Required Reserve Amount needed as of the related Collection Period ............                     $  3,600,000.00
                                                                                                                    ---------------
      (g1.)     If (f) is greater than (e), then amount of shortfall ..........................                                0.00
                                                                                                                    ---------------
      (g2.)     If (e) is greater than (f), then excess amount to be transferred to
                 the Series Obligors ..........................................................                            8,809.43
                                                                                                                    ---------------
      (h.)      Amounts on deposit as of this Settlement Date (e minus g2) ....................                     $  3,600,000.00
                                                                                                                    ---------------

VI.   RESIDUAL ACCOUNT

      (a.)      Amount on deposit at the beginning of the related Collection Period ...........                                0.00
                                                                                                                    ---------------
      (b.)      Amounts transferred from the Facility Account .................................                                0.00
                                                                                                                    ---------------
      (c.)      Amounts used to cover shortfalls for the related Collection Period ............                                0.00
                                                                                                                    ---------------
      (d.)      Amount on deposit as of this Settlement Date ..................................                                0.00
                                                                                                                    ---------------
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
VII.  ADDITIONAL PROPERTY FUNDING ACCOUNT

      (a.)      Amount on deposit at the beginning of the related Collection Period ...........                                0.00
                                                                                                                    ---------------
      (b.)      Amounts transferred from the Facility Account .................................                                0.00
                                                                                                                    ---------------
      (c.)      Amounts transferred to the Series Obligors ....................................                                0.00
                                                                                                                    ---------------
      (d.)      Amount on deposit as of this Settlement Date ..................................                                0.00
                                                                                                                    ---------------

VIII. ADVANCE PAYMENTS

      (a.)      Beginning aggregate Advance Payments ..........................................                     $    850,335.06
                                                                                                                    ---------------
      (b.)      Amount of Advance Payments collected during the related Collection
                 Period .......................................................................                     $    438,660.18
                                                                                                                    ---------------
      (c.)      Investment earnings for the related Collection Period .........................                     $      2,452.14
                                                                                                                    ---------------
      (d.)      Amount of Advance Payments withdrawn for deposit into Facility Account ........                     $    636,388.84
                                                                                                                    ---------------
      (e.)      Ending aggregate Advance Payments .............................................                     $    655,058.54
                                                                                                                    ---------------

      ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

      BY:       /s/ Mark Shapiro

      TITLE:    Assistant Treasurer

      DATE:     10-Oct-01


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